UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2024

TEMPEST THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400

Brisbane, California 94005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 798-8589

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TPST	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Roche Master Clinical Supply Agreement

On October 7, 2024, Tempest Therapeutics, Inc. (the “Company”) entered into a master clinical supply agreement (“Roche Supply Agreement”) with F. Hoffmann-La Roche Ltd. (“Roche”), pursuant to which Roche will supply Roche’s atezolizumab (TECENTRIQ) for use in one or more clinical studies conducted by the Company involving the Company’s proprietary compound amezalpat (TPST-1120) in combination with atezolizumab, in each case, in accordance with the applicable study protocol prepared by the Company and reviewed by Roche. Under the Roche Supply Agreement, the parties may execute one or more clinical supply agreement supplements (each, a “CSA Supplement”) that will set forth the study to be conducted by the Company, the quantities of atezolizumab to be supplied by Roche for such study, and the delivery timeline for such quantities of atezolizumab. Roche is obligated to supply to the Company the quantities of atezolizumab set forth in each applicable CSA Supplement in accordance with the terms of the Roche Supply Agreement. All data, results, and other information and reports generated in the performance of any study conducted under the Roche Supply Agreement will be solely owned by the Company, and the Company has certain specified obligations to provide Roche with summaries or copies of these data, results and reports.

On October 7, 2024, the Company and Roche entered into a CSA Supplement for Roche to supply atezolizumab to the Company, free of charge, for use in the Company’s planned phase 3 trial entitled “A Phase 3 Randomized, Double-Blind, Placebo-Controlled Study of TPST-1120 in Combination with Atezolizumab plus Bevacizumab Compared with Placebo plus Atezolizumab plus Bevacizumab in Patients with Unresectable or Metastatic Hepatocellular Carcinoma Not Previously Treated with Systemic Therapy.”

The Roche Supply Agreement may be terminated (i) by either party for convenience upon at least 60 days’ prior written notice to the other party (in which event, any existing CSA Supplement will remain in effect, unless separately terminated, and the Roche Supply Agreement will remain in effect solely with respect to such CSA Supplement until the study contemplated by such CSA Supplement is completed), (ii) by the non-breaching party if the other party is in material breach of the Roche supply Agreement and fails to cure such breach within 30 days after receipt of notice thereof from the non-breaching party, or (iii) by the non-acquired party if the other party undergoes a change of control. Each party may terminate a CSA Supplement if it experiences issues beyond its control that impacts its ability to supply its proprietary compound for the study contemplated by such CSA Supplement. Roche may terminate any CSA Supplement (a) if no patients have been treated with atezolizumab under the study contemplated by such CSA Supplement within one year of its effective date or (b) if Roche reasonably believes that atezolizumab is being used in an unsafe manner under the study contemplated by such CSA Supplement and the Company fails to address Roche’s concerns within a specified period. The Company may terminate any CSA Supplement for convenience or to protect patient safety. Each CSA Supplement may also be terminated as otherwise specified in such CSA Supplement.

The foregoing description of the Roche Supply Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which will be filed, with confidential terms redacted, as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Rights Agreement Amendment

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On October 9, 2024, the Company entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of October 10, 2023, by and between the Company and Computershare & Trust Company N.A., as rights agent (as amended, the “Rights Agreement”). Capitalized terms used but not otherwise defined in this Item 3.03 shall have the meanings ascribed to such terms in the Rights Agreement.

The Amendment extends the Final Expiration Date of the Rights Agreement until immediately following the Company’s 2025 Annual Meeting of Stockholders or, if the Company’s stockholders approve the Rights Plan at or prior to such meeting, to October 10, 2026, unless the Rights are earlier redeemed or exchanged by the Company. The Company does not have any obligation under the Rights Agreement to seek stockholder approval for the Rights Agreement. The Rights Agreement otherwise remains unmodified and in full force and effect in accordance with its terms.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

On October 10, 2024, the Company issued a press release announcing the amendment of the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the Company’s planned Phase 3 pivotal study of amezalpat (TPST-1120) in combination with atezolizumab and the timing thereof, research and development and product development plans, regulatory submissions and Roche’s future supply of atezolizumab for use in one or more clinical studies conducted by the Company. The words “may,” “plan,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements necessarily contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties relating to: unexpected safety or efficacy data; clinical trial site activation or enrollment rates that are lower than expected; changes in expected or existing competition; changes in the regulatory environment; unexpected litigation or other disputes; and risks described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the Securities and Exchange Commission (“SEC”) on August 8, 2024, and other documents filed by the Company with the SEC from time to time. Any forward-looking statements contained in this report speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Amendment No. 1, dated as of October 9, 2024, to Rights Agreement, dated as of October 10, 2023, by and between Tempest Therapeutics, Inc. and Computershare Trust Company, N.A., as rights agent.

99.1	Press Release, dated as of October 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: October 10, 2024	By:	/s/ Stephen Brady
	Name:	Stephen Brady
	Title:	President and Chief Executive Officer